Exhibit 10.2

                             AGREEMENT TO TERMINATE
                             STOCKHOLDERS' AGREEMENT


      The undersigned are all of the parties who remain subject to the Stockholders' Agreement, dated as of October 1, 1998 (the "Stockholders' Agreement"), among Avi Arad, various Dickstein entities and individuals, Isaac Perlmutter, Isaac Perlmutter T.A., The Laura & Isaac Perlmutter Foundation Inc., Object Trading Corp., Zib Inc., The Chase Manhattan Bank, Morgan Stanley & Co. Incorporated, Whippoorwill Associates, Incorporated, as agent for or general partner of various accounts, and Marvel Enterprises, Inc. (formerly known as "Toy Biz, Inc."). The undersigned desire to terminate the Stockholders' Agreement and all of their rights and obligations thereunder.

      THEREFORE, the undersigned agree as follows:

      1. Pursuant to Section 4.2(a)(i) of the Stockholders' Agreement, the undersigned agree that the Stockholders' Agreement is hereby terminated and all rights and obligations of each of the undersigned thereunder are hereby terminated, all as of the date of this agreement.

      2. This agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings among the parties.

      3. This agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      4. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of the conflict of law thereof.

      IN WITNESS WHEREOF, the parties have duly executed this agreement as of October 4, 2002.


                                     /s/  Avi Arad
                                 -------------------------------
                                          Avi Arad


                                     /s/  Isaac Perlmutter
                                 -------------------------------
                                          Isaac Perlmutter

                              ISAAC PERLMUTTER T.A.


                              By:    /s/  Isaac Perlmutter
                                 -------------------------------
                                 Name:    Isaac Perlmutter
                                 Title:   Trustee


                              THE LAURA & ISAAC PERLMUTTER
                              FOUNDATION, INC.


                              By:    /s/  Isaac Perlmutter
                                 -------------------------------
                                 Name:    Isaac Perlmutter
                                 Title:   President


                              OBJECT TRADING CORP.


                              By:    /s/  Isaac Perlmutter
                                 -------------------------------
                                 Name:    Isaac Perlmutter
                                 Title:   President


                              ZIB, INC.


                              By:    /s/  Isaac Perlmutter
                                 -------------------------------
                                 Name:    Isaac Perlmutter
                                 Title:   President


                              MORGAN STANLEY & CO. INCORPORATED


                              By:    /s/  Michael J. Petrick
                                 -------------------------------
                                 Name:    Michael J. Petrick
                                 Title:   Managing Director


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


                              WHIPPOORWILL ASSOCIATES,
                              INCORPORATED,
                              As agent of and/or general partner for various accounts


                              By:    /s/  Shelley Greenhaus
                                 -------------------------------
                                 Name:    Shelley Greenhaus
                                 Title:   Managing Director


                              MARVEL ENTERPRISES, INC.


                              By:    /s/  Peter Cuneo
                                 -------------------------------
                                 Name:    Peter Cuneo
                                 Title:   President and Chief Executive Officer


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